UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 5, 2007

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

400 Interpace Parkway Building A
Parsippany, NJ 07054 (Address of principal executive office)

Registrant’s telephone number, including area code  (973) 939-1000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Travelport Limited filed with the Securities and Exchange Commission on August 23, 2007 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed.  As previously reported in the Initial Form 8-K, on August 21, 2007, we completed the acquisition of Worldspan Technologies Inc. (“Worldspan”) pursuant to an Agreement and Plan of Merger by and among Travelport LLC, Warpspeed Sub Inc., Worldspan, Citigroup Venture Capital Equity Partners, L.P., Ontario Teachers Pension Plan Board and Blackstone Management Partners V L.P., as amended.

Item 9.01	Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

                                                Condensed Consolidated Financial Statements as of and for the Six Months Ended June 30, 2007 and June 30, 2006.

                                                Condensed Consolidated Balance Sheets as of Worldspan Technologies Inc. as of June 30, 2007 (Unaudited) and December 31, 2006.

                                                Condensed Consolidated Statements of Operations of Worldspan Technologies Inc. (Unaudited) for the Six Months Ended June 30, 2007 and June 30, 2006.

                                                Condensed Consolidated Statement of Stockholders’ Deficit (Unaudited) as of June 30, 2007.

                                                Condensed Consolidated Statements of Cash Flows (Unaudited) for the Six Months Ended June 30, 2007 and June 30, 2006.

                                                Notes to Condensed Consolidated Financial Statements (Unaudited).

                                                See Exhibit 99.1.

(b)   Pro Forma Financial Information.

                                                Unaudited Pro Forma Condensed Combined Financial Information.

                                                Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2007 and Notes thereto.

                                                Unaudited Pro Forma Condensed Combined Statements of Operations Data for the Six Months Ended June 30, 2007 and Notes thereto.

                                                See Exhibit 99.2.

(d)   Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Worldspan Technologies Inc. Condensed Consolidated Financial Statements as of and for the Six Months ended June 30, 2007 and June 30, 2006.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ WILLIAM J. SEVERANCE
William J. Severance
Senior Vice President and Chief Accounting Officer

Date: November 5, 2007

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated November 5, 2007

EXHIBIT INDEX

99.1	Worldspan Technologies Inc. Condensed Consolidated Financial Statements as of and for the Six Months ended June 30, 2007 and June 30, 2006.
99.2	Unaudited Pro Forma Condensed Combined Financial Information.